Exhibit 99.1

Huntington Auto Trust 2012-2
Final Pool as of the Cut-off Date
August 31, 2012

Composition of the Receivables Pool

Aggregate Principal Balance	$1,000,000,001.18
Number of Contracts	54,970
Average Principal Balance Outstanding	$18,191.74
Average Original Principal Balance	$20,180.55
Original Principal Balance (range)	$2,000.00 to $98,682.15
Weighted Average Contract Rate(1)	4.80%
Contract Rate (range)	1.00% to 14.99%
Weighted Average Original Term(1)	66 months
Original Term (range)	24 to 75 months
Weighted Average Remaining Term(1)	60 months
Remaining Term (range)	13 to 74 months
Weighted Average Seasoning(1)	6 months
Weighted Average FICO Score(1)(2)	765
Weighted Average LTV(1)(3)	91.00%
Percentage of Aggregate Principal Balance of Receivables for New Vehicles	48.91%
Percentage of Aggregate Principal Balance of Receivables for Used Vehicles	51.09%

(1) Weighted by principal balance.

(2) FICO® scores are calculated as of the origination of the related receivables and excludes obligors for which no FICO® score was available as of origination of the related receivable.  FICO® is a federally registered trademark of Fair, Isaac & Company. A FICO® score is a measurement determined by Fair, Isaac & Company using information collected by the major credit bureaus to assess credit risk. Data from an independent credit reporting agency, such as FICO® score, is one of several factors that may be used by the originator in its credit scoring system to assess the credit risk associated with each applicant, see “Origination and Servicing Procedures” in the accompanying prospectus. FICO® scores are based on independent third party information, the accuracy of which cannot be verified. FICO® scores should not necessarily be relied upon as a meaningful predictor of the performance of the receivables.

(3) The loan-to-value ratio (or “LTV”) for a receivable secured by a new vehicle is equal to the original amount financed divided by the manufacturer’s suggested retail price for that vehicle. The LTV for a receivable secured by a used vehicle is equal to the original amount financed divided by the retail price for that vehicle as set forth in the applicable N.A.D.A. Official Used Car Guide. There can be no assurance that the retail price for a used vehicle set forth in the applicable N.A.D.A. Official Used Car Guide reflects the amount that could be realized upon a sale of the related vehicle, and such retail price represents N.A.D.A.’s opinion of the retail price for such used vehicle.  Amounts relating to LTV are calculated excluding LTVs for which no manufacturer’s suggested retail price or retail price for that vehicle was available.

Huntington Auto Trust 2012-2
Final Pool as of the Cut-off Date
August 31, 2012

Geographic Distribution of the Receivables

State(1)	Number of Receivables	Percentage of Number of Receivables(2)	Aggregate Outstanding Principal Balance	Percentage of Outstanding Principal Balance(2)	Weighted Average FICO(3)	Weighted Average LTV(3)
Alabama	20	0.04%	$ 449,565.63	0.04%	770	85.81%
Arizona	14	0.03%	280,458.45	0.03%	736	92.64%
Arkansas	41	0.07%	861,121.53	0.09%	759	97.00%
California	28	0.05%	507,850.93	0.05%	738	80.48%
Colorado	19	0.03%	390,731.56	0.04%	773	79.19%
Connecticut	72	0.13%	1,228,004.31	0.12%	765	82.35%
Delaware	26	0.05%	541,610.81	0.05%	760	79.78%
District of Columbia	6	0.01%	92,029.71	0.01%	743	95.99%
Florida	92	0.17%	1,933,977.94	0.19%	758	87.33%
Georgia	41	0.07%	972,879.00	0.10%	746	92.92%
Hawaii	1	0.00%(4)	14,682.38	0.00%(4)	706	59.00%
Idaho	3	0.01%	65,078.20	0.01%	749	78.96%
Illinois	312	0.57%	5,774,457.04	0.58%	763	88.93%
Indiana	7,145	13.00%	128,791,290.05	12.88%	762	94.47%
Iowa	24	0.04%	369,613.31	0.04%	756	79.51%
Kansas	9	0.02%	159,905.63	0.02%	760	88.59%
Kentucky	6,310	11.48%	122,442,287.88	12.24%	766	92.91%
Louisiana	14	0.03%	323,954.37	0.03%	741	91.24%
Maine	859	1.56%	14,393,383.88	1.44%	771	90.75%
Maryland	62	0.11%	1,078,655.85	0.11%	754	88.37%
Massachusetts	1,997	3.63%	36,481,073.84	3.65%	769	85.44%
Michigan	6,524	11.87%	114,540,058.92	11.45%	767	88.31%
Minnesota	754	1.37%	13,289,044.66	1.33%	775	86.02%
Mississippi	47	0.09%	954,802.71	0.10%	763	93.38%
Missouri	34	0.06%	623,582.57	0.06%	759	85.16%
Montana	4	0.01%	64,009.86	0.01%	752	69.74%
Nebraska	4	0.01%	75,752.35	0.01%	741	98.24%

Nevada	4	0.01%	55,484.55	0.01%	772	92.36%
New Hampshire	499	0.91%	8,386,229.99	0.84%	768	86.90%
New Jersey	484	0.88%	8,461,762.58	0.85%	751	88.85%
New Mexico	3	0.01%	98,310.10	0.01%	738	103.48%
New York	103	0.19%	2,117,244.42	0.21%	747	85.88%
North Carolina	60	0.11%	1,071,518.61	0.11%	765	85.08%
North Dakota	11	0.02%	200,392.56	0.02%	721	84.13%
Ohio	15,177	27.61%	274,149,439.87	27.41%	763	91.97%
Oklahoma	8	0.01%	246,717.54	0.02%	752	98.78%
Oregon	10	0.02%	200,002.72	0.02%	764	97.38%
Pennsylvania	8,105	14.74%	141,327,589.42	14.13%	767	88.05%
Rhode Island	227	0.41%	3,837,125.33	0.38%	768	85.29%
South Carolina	20	0.04%	403,110.92	0.04%	748	88.29%
South Dakota	10	0.02%	181,277.85	0.02%	781	77.25%
Tennessee	2,448	4.45%	48,354,197.00	4.84%	763	96.01%
Texas	35	0.06%	841,725.66	0.08%	751	85.18%
Utah	4	0.01%	67,875.40	0.01%	757	74.86%
Vermont	117	0.21%	2,404,815.27	0.24%	775	85.98%
Virginia	144	0.26%	2,694,848.27	0.27%	763	93.90%
Washington	7	0.01%	129,983.54	0.01%	761	86.59%
West Virginia	1,995	3.63%	39,436,118.46	3.94%	762	91.79%
Wisconsin	1,034	1.88%	18,548,961.31	1.85%	777	87.16%
Wyoming	3	0.01%	85,406.44	0.01%	738	82.62%
Totals:	54,970	100.00%	$ 1,000,000,001.18	100.00%	765	91.00%

(1) Based on the billing addresses of the obligors.
(2) May not add to 100.00% due to rounding.
(3) Weighted by principal balance.
(4) Less than 0.01% but greater than 0.00%.

Huntington Auto Trust 2012-2
Final Pool as of the Cut-off Date
August 31, 2012

Distribution by Outstanding Principal Balance of the Receivables

Range of Principal Balance ($)	Number of Receivables	Percentage of Number of Receivables(1)	Aggregate Outstanding Principal Balance	Percentage of Outstanding Principal Balance(1)	Weighted Average FICO(2)	Weighted Average LTV(2)
0.01 - 5,000.00	1,244	2.26%	$4,730,842.96	0.47%	755	68.92%
5,000.01 - 10,000.00	7,872	14.32%	62,197,090.40	6.22%	761	76.97%
10,000.01 - 15,000.00	12,616	22.95%	159,217,599.77	15.92%	764	85.54%
15,000.01 - 20,000.00	13,527	24.61%	235,899,148.37	23.59%	766	90.19%
20,000.01 - 25,000.00	9,516	17.31%	212,089,144.75	21.21%	766	93.36%
25,000.01 - 30,000.00	5,218	9.49%	142,053,377.14	14.21%	766	95.01%
30,000.01 - 35,000.00	2,610	4.75%	84,001,651.11	8.40%	762	96.17%
35,000.01 - 40,000.00	1,270	2.31%	47,243,054.13	4.72%	765	95.86%
40,000.01 - 45,000.00	561	1.02%	23,686,954.67	2.37%	764	96.58%
45,000.01 - 50,000.00	253	0.46%	11,935,442.92	1.19%	759	96.04%
50,000.01 - 55,000.00	118	0.21%	6,174,494.50	0.62%	756	98.71%
55,000.01 - 60,000.00	72	0.13%	4,103,378.08	0.41%	768	96.35%
60,000.01 - 65,000.00	30	0.05%	1,873,652.40	0.19%	772	98.68%
65,000.01 - 70,000.00	20	0.04%	1,346,006.02	0.13%	766	99.19%
70,000.01 - 75,000.00	14	0.03%	1,015,718.99	0.10%	752	89.59%
75,000.01 - 80,000.00	11	0.02%	862,084.41	0.09%	756	97.93%
80,000.01 - 85,000.00	6	0.01%	498,436.24	0.05%	771	95.65%
85,000.01 - 90,000.00	9	0.02%	790,650.69	0.08%	772	97.10%
90,000.01 - 95,000.00	2	0.00%(3)	185,856.93	0.02%	796	94.15%
95,000.01 - 100,000.00	1	0.00%(3)	95,416.70	0.01%	687	106.00%
Totals:	54,970	100.00%	$1,000,000,001.18	100.00%	765	91.00%

(1) May not add to 100.00% due to rounding.
(2) Weighted by principal balance.
(3) Less than 0.01% but greater than 0.00%.

Huntington Auto Trust 2012-2
Final Pool as of the Cut-off Date
August 31, 2012

Distribution by Contract Rate of the Receivables

Range of Contract Rates (%)	Number of Receivables	Percentage of Number of Receivables(1)	Aggregate Outstanding Principal Balance	Percentage of Outstanding Principal Balance(1)	Weighted Average FICO(2)	Weighted Average LTV(2)
1.00 - 1.99	160	0.29%	$3,269,998.27	0.33%	810	79.81%
2.00 - 2.99	4,698	8.55%	96,767,254.85	9.68%	803	80.36%
3.00 - 3.99	14,289	25.99%	295,171,002.62	29.52%	792	84.59%
4.00 - 4.99	15,897	28.92%	302,136,404.59	30.21%	769	91.58%
5.00 - 5.99	6,024	10.96%	110,159,866.27	11.02%	732	97.62%
6.00 - 6.99	4,063	7.39%	71,387,056.95	7.14%	713	99.47%
7.00 - 7.99	3,505	6.38%	53,065,892.16	5.31%	712	101.73%
8.00 - 8.99	2,370	4.31%	27,657,671.97	2.77%	726	103.14%
9.00 - 9.99	1,823	3.32%	18,695,525.78	1.87%	730	101.49%
10.00 - 10.99	973	1.77%	10,005,203.71	1.00%	720	106.01%
11.00 - 11.99	643	1.17%	6,259,288.83	0.63%	710	105.02%
12.00 - 12.99	372	0.68%	3,711,429.33	0.37%	700	107.40%
13.00 - 13.99	133	0.24%	1,469,691.92	0.15%	699	115.37%
14.00 - 14.99	20	0.04%	243,713.93	0.02%	700	132.59%
Totals:	54,970	100.00%	$1,000,000,001.18	100.00%	765	91.00%

(1) May not add to 100.00% due to rounding.
(2) Weighted by principal balance.

Huntington Auto Trust 2012-2
Final Pool as of the Cut-off Date
August 31, 2012

Distribution by Remaining Term to Maturity of the Receivables

Remaining Term to Maturity (in months)(1)	Number of Receivables	Percentage of Number of Receivables(2)	Aggregate Outstanding Principal Balance	Percentage of Outstanding Principal Balance(2)	Weighted Average FICO(3)	Weighted Average LTV(3)
13 - 18	116	0.21%	$674,477.16	0.07%	776	63.02%
19 - 24	507	0.92%	3,838,327.22	0.38%	780	70.09%
25 - 30	938	1.71%	8,824,086.29	0.88%	783	69.83%
31 - 36	2,112	3.84%	22,452,883.36	2.25%	781	73.62%
37 - 42	2,023	3.68%	24,138,525.06	2.41%	777	78.72%
43 - 48	5,332	9.70%	75,643,126.62	7.56%	778	82.25%
49 - 54	6,707	12.20%	111,526,177.95	11.15%	772	86.10%
55 - 60	12,036	21.90%	211,187,501.10	21.12%	770	87.73%
61 - 66	9,014	16.40%	184,286,740.98	18.43%	760	95.57%
67 - 72	14,923	27.15%	326,333,659.47	32.63%	757	96.35%
73 - 78	1,262	2.30%	31,094,495.97	3.11%	753	100.12%
Totals:	54,970	100.00%	$1,000,000,001.18	100.00%	765	91.00%

(1) Assumes that all monthly payments of simple interest loans are made on their respective due dates.
(2) May not add to 100.00% due to rounding.
(3) Weighted by principal balance.

Huntington Auto Trust 2012-2
Final Pool as of the Cut-off Date
August 31, 2012

Distribution by Original FICO Score of the Receivables

FICO (Range)(1)	Number of Receivables	Percentage of Number of Receivables(2)	Aggregate Outstanding Principal Balance	Percentage of Outstanding Principal Balance(2)	Weighted Average FICO(3)	Weighted Average LTV(3)
660 - 679	3,621	6.59%	$60,805,111.94	6.08%	671	94.46%
680 - 699	4,862	8.84%	85,734,092.79	8.57%	690	95.60%
700 - 719	5,359	9.75%	95,438,463.52	9.54%	709	94.91%
720 - 739	4,906	8.92%	87,031,329.86	8.70%	729	93.98%
740 >=	36,222	65.89%	670,991,003.07	67.10%	795	89.16%
Totals:	54,970	100.00%	$1,000,000,001.18	100.00%	765	91.00%

(1) FICO® scores are calculated as of the origination of the related receivables and excludes receivables for which no FICO® score was available as of the origination of the related receivable.  FICO® is a federally registered trademark of Fair, Isaac & Company. A FICO® score is a measurement determined by Fair, Isaac & Company using information collected by the major credit bureaus to assess credit risk. Data from an independent credit reporting agency, such as FICO® score, is one of several factors that may be used by the originator in its credit scoring system to assess the credit risk associated with each applicant, see “Origination and Servicing Procedures” in the accompanying prospectus. FICO® scores are based on independent third party information, the accuracy of which cannot be verified. FICO® scores should not necessarily be relied upon as a meaningful predictor of the performance of the receivables.
(2) May not add to 100.00% due to rounding.
(3) Weighted by principal balance.

Huntington Auto Trust 2012-2
Final Pool as of the Cut-off Date
August 31, 2012

Historical Delinquency Status	Number of Receivables	Percentage of Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Outstanding Principal Balance
Delinquent no more than once for 30-59 days(1)	388	0.71%	$6,931,822.83	0.69%
Delinquent more than once for 30-59 days but never for 60 days or more	111	0.20%	$1,888,006.42	0.19%
Delinquent at least once for 60 days or more	18	0.03%	$293,995.10	0.03%
Total	517	0.94%	$9,113,824.35	0.91%
(1) Delinquent no more than once for 30-59 days represent accounts that were delinquent one time but never exceeded 59 days past due.